Employee Compensation, Savings, Pension and Other Post-Employment Benefit Plans - The Impact of a One Percent Increase/Decrease in Assumed Health Care Cost Trend Rates (Details) $ in Millions	12 Months Ended
Dec. 31, 2016 USD ($)
Retirement Benefits [Abstract]
Aggregate impact on service cost and interest cost, Increase	$ 1
Aggregate impact on service cost and interest cost, Decrease	0
Impact on accumulated post-employment benefit obligation, Increase	3
Impact on accumulated post-employment benefit obligation, Decrease	$ (2)